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                                                                      EXHIBIT 32

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT

The undersigned, David M. Brain, President and Chief Executive Officer of Entertainment Properties Trust (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2003 (the "Report"). The Undersigned hereby certifies that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ David M. Brain
                                    --------------------------------------------
                                    David M. Brain
                                    President and Chief Executive Officer

Date: July 24, 2003


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT

The undersigned, Fred L. Kennon, Vice President and Chief Financial Officer of Entertainment Properties Trust (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2003 (the "Report"). The undersigned hereby certifies that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Fred L. Kennon
                                    --------------------------------------------
                                    Fred L. Kennon
                                    Vice President and Chief Financial Officer


Date: July 24, 2003